THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 24B-2. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT
TO UNITY PLATFORM SOFTWARE AND HOSTING AGREEMENT

This Amendment to Unity Platform Software Licensing and Hosting Agreement (this “Amendment”) is made as of February 5, 2014 (the “Effective Date”), between Visalus, Inc., a Nevada corporation (“Client”), and iCentris, Inc., a Utah corporation (“iCentris”).

WHEREAS, iCentris and Client are Parties to the Unity Platform Software and Hosting Agreement dated April 20, 2010, as amended on September 30, 2010, March 15, 2011, and June 1, 2012 (collectively, “Agreement”);

WHEREAS, the Parties desire to amend the Agreement, as set forth in this Amendment, to extend the term of the Agreement through June 1, 2016 and update the licensing fee for the Unity Platform.

ACCORDINGLY, the Parties agree as follows:

1.Definitions. All terms defined in the preamble or within this Amendment have their assigned meanings, and all other capitalized terms have the meaning assigned to them in the Agreement.

2.Amendments.

2.1.    Section 4 of the amendment to the Agreement dated June 1, 2012 is amended by deleting “the term of this Agreement shall be for a period of two (2) years beginning on the Effective Date and ending on the second anniversary of the Effective Date (the “Initial Term”)” and inserting in its place “the term of this Agreement shall be for a period of four (4) years beginning on the Effective Date and ending on the fourth anniversary of the Effective Date (the “Initial Term”).”

2.2.    The first sentence of Section 1.1 of Exhibit A contained in the amendment dated June 1, 2012 is deleted in its entirety and replaced with the following:

Client shall pay to iCentris a licensure fee each calendar month of the Term on or before the 15th day of each calendar month (“Licensure Fee”), as follows:
(1) Beginning on the Effective Date of this Agreement and ending the month of
December 2013, the monthly Licensure Fee is *** Dollars ($***); (2) Beginning in January 2014 and ending the month of June 2014, the monthly Licensure Fee is *** Dollars ($***);
(3) Beginning in July 2014 and ending the month of June 2015, the monthly Licensure Fee is *** Dollars ($***); and (4) Beginning in July 2015 and ending the month of June 2016, the monthly Licensure Fee is *** Dollars ($***).

3.Continuation of Agreement. Except for the modifications expressly made by this Amendment, the Agreement remains unchanged and in full force and effect.
[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized representatives as of the Effective Date.

ICENTRIS, INC., a Utah corporation /s/ Peter Benedict By: Peter Benedict Its: CEO

VISALUS, INC., a Nevada corporation /s/ John Tolmie By: John Tolmie Its: CFO